UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January  16, 2014 (December 26, 2013)

House of Bods Fitness, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-190667	90-0620286
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3457 Rockcliff Place Longwood, FL 22779
(Address of principal executive offices)

Registrant’s telephone number, including area code: (407) 257-0400

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4   - Matters Related to Accountants and Financial Statements

Item 4.01	Changes in Registrant's Certifying Accountant.

     (a)      Previous Independent Registered Public Accounting Firm

On December 26, 2013, House of Bods Fitness, Inc. (the "Company") accepted the resignation of Patrick Rodgers, CPA, PA as the independent registered public accounting firm of the Company. The resignation of Patrick Rodgers, CPA, PA was approved by the Company's Board of Directors.

The reports of Patrick Rodgers, CPA, PA on the Company's financial statements as of and for the fiscal years ended December 31, 2012 and 2011 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle except relevant to the audit report for the year ended December 31, 2012, which stated as follows:

"The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As described in Note 8 of the accompanying financial statements, the Company has incurred losses since inception, has a negative working capital balance at December 31, 2012, and has a retained deficit, which raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to this matter are described in Note 8. The financial statements do not include any adjustments that might result from the outcome of this uncertainty."

During the Company's fiscal years ended December 31, 2012 and 2011 and through December 26, 2013 there were no disagreements with Patrick Rodgers, CPA, PA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Patrick Rodgers, CPA, PA, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such years. During the Company's fiscal years ended December 31, 2012 and 2011 and through December 26, 2013 there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company furnished a copy of the disclosures herein to Patrick Rodgers, CPA, PA and requested that Patrick Rodgers, CPA, PA furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated December 31, 2013, is filed as Exhibit 16.1 to this Form 8-K.

     (b)     New Independent Registered Public Accounting Firm

On December 26, 2013, the Company's Board of Directors engaged Terry L. Johnson, CPA as its new independent registered public accounting firm to audit the Company's financial statements for the Company's fiscal year ending December 31, 2013.

Item 9.01	Financial Statements and Exhibits.

     (d)     Exhibits

The following exhibits are filed with this Current Report on Form 8-K:
Exhibit No.	Description
16.1	Letter from Patrick Rodgers, CPA, PA to the Securities and Exchange Commission dated January 16, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOUSE OF BODS FITNESS, INC.

Dated: January 16, 2014	By:	/s/Tammy Skalko
	Name:	Tammy Skalko
	Title:	Chief Operating Officer/Director

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